--------------------------------------------------------------------------------

                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                        --------------------------------

                                    FORM 8-K
                        --------------------------------


                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

          DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): MAY 8, 2006

                             -----------------------

                         PRG-SCHULTZ INTERNATIONAL, INC.
             (Exact name of registrant as specified in its charter)
                            -------------------------

                GEORGIA                                000-28000                             58-2213805
---------------------------------------- -------------------------------------- --------------------------------------
     (State or Other Jurisdiction              (Commission File Number)                     (IRS Employer
           of Incorporation)                                                             Identification No.)

          600 GALLERIA PARKWAY, SUITE 100, ATLANTA, GEORGIA 30339-5949
               (Address of principal executive office) (zip code)

       REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE: (770) 779-3900

          -------------------------------------------------------------
          (Former name or former address, if changed since last report)

                            -------------------------

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_|  Pre-commencement   communications  pursuant  to  Rule  14d-2(b)  under  the
     Exchange Act (17 CFR 240.14d-2(b))

|_|  Pre-commencement   communications  pursuant  to  Rule  13e-4(c)  under  the
     Exchange Act (17 CFR 240.13e-4(c))

--------------------------------------------------------------------------------

ITEM 2.02 RESULTS OF OPERATIONS AND FINANCIAL CONDITION

     The information provided pursuant to this Item 2.02 is to be considered "furnished" and not "filed" under the Securities Exchange Act of 1934 and not incorporated by reference into those filings of PRG-Schultz International, Inc. (the "Company").

     On May 8, 2006, the Company issued a press release announcing its preliminary results for the quarter ended March 31, 2006, a copy of which is attached as Exhibit 99.1. Except as otherwise provided in the press release, the press release speaks only as of the date of such press release and shall not create any implication that the affairs of the Company have continued unchanged since such date.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS

         (a)     Financial Statements

                 N/A

         (b)     Pro Forma Financial Information

                 N/A

         (c)     Exhibits

                 Exhibit Number     Description

                 99.1*              Press Release dated May 8, 2006

                 * This exhibit is furnished not filed.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, PRG-Schultz International, Inc. has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                        PRG-SCHULTZ INTERNATIONAL, INC.


Date: May 9, 2006                       By: /s/ Victor A. Allums
                                            --------------------
                                              Victor A. Allums
                                              Senior Vice President





                                       3